77Q1(a)(3)

Bylaws of American Century Mutual Funds, Inc., dated December 11, 2009
(filed electronically as Exhibit (b) to Post-Effective Amendment No.
125 to the Registrant’s Registration Statement on February 8, 2010,
File No. 2-14213 and incorporated herein by reference).